UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                October 17, 2005
                Date of report (Date of earliest event reported)

                            Valmont Industries, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

          1-31429                                                47-0351813
(Commission File Number)                       (IRS Employer Identification No.)

           One Valmont Plaza
                Omaha, NE                                           68154
(Address of Principal Executive Offices)                         (Zip Code)

                                 (402) 963-1000
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

         Valmont Industries, Inc. issued a press release on October 17, 2005 with earnings information on the company's quarter ended September 24, 2005. The press release is furnished with this Form 8-K as Exhibit 99.1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Valmont Industries, Inc.

Date:  October 17, 2005
                                        By:  /s/Terry J. McClain
                                             Name:     Terry J. McClain
                                             Title:    Senior Vice President and
                                                        Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit           Description                                           Page No.

99.1              Press release dated October 17, 2005..................5